UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 6, 2016

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Technology Park Drive, Suite 200 Billerica, Massachusetts 01821
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Insulet Corporation (the “Company”) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”). This Form 8-K reflects the presentation of the Company’s historic operations of the Neighborhood Diabetes business as discontinued operations. Subsequent to December 31, 2015, the Neighborhood Diabetes business was sold to Liberty Medical LLC in February 2016.

This Form 8-K retrospectively revises our consolidated financial statements as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 and certain related disclosures, to reflect the historic operations of Neighborhood Diabetes as a discontinued operation. These updates are consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the quarter ended March 31, 2016 and the Form 10-Q for the quarter ended June 30, 2016. The retrospectively revised Items contained in the Company’s 2015 Form 10-K are presented in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following items in the 2015 Form 10-K solely to reflect, retrospectively, the changes resulting from the reclassification of the historic operations of Neighborhood Diabetes as discontinued operations for all periods presented:

•	Item 1. Business

•	Item 1A. Risk Factors

•	Item 6. Selected Financial Data

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")

•	Item 8. Financial Statements and Supplementary Data

This Form 8-K does not reflect events or developments occurring subsequent to the filing of the 2015 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the Neighborhood Diabetes business as discontinued operations as described above. All such other non-updated information in the 2015 Form 10-K, including exhibits, continues to speak only as of the original filing date of the 2015 Form 10-K. Without limitation to the foregoing, this Form 8-K does not purport to update the MD&A for any information, uncertainties, risks, events or trends occurring or that became known to management subsequent to the filing of the 2015 Form 10-K. For a description of events and developments occurring since the filing of the 2015 Form 10-K, please refer to the Form 10-Q for the quarter ended March 31, 2016 and the Form 10-Q for the quarter ended June 30, 2016, as well as other Form 8-K and other filings of the Company made with the SEC since the filing of the 2015 Form 10-K. The information in this Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K and such subsequent filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Item 1. Business
99.2	Item 1A. Risk Factors
99.3	Item 6. Selected Financial Data
99.4	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.5	Item 8. Financial Statements and Supplementary Data
101
The following materials from Insulet Corporation's Report on Form 8-K dated September 6, 2016, formatted in XBRL (eXtensible Business Reporting Language); (i) Consolidated Balance Sheets as of December 31, 2015 and 2014, (ii) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013, (iii) Consolidated Statements of Comprehensive Loss for the years ended December 31, 2015, 2014 and 2013, (iv) Consolidated Statements of Stockholder's Equity for the years ended December 31, 2015, 2014 and 2013, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

September 6, 2016	By:	/s/ Michael L. Levitz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Item 1. Business
99.2	Item 1A. Risk Factors
99.3	Item 6. Selected Financial Data
99.4	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.5	Item 8. Financial Statements and Supplementary Data
101
The following materials from Insulet Corporation's Report on Form 8-K dated September 6, 2016, formatted in XBRL (eXtensible Business Reporting Language); (i) Consolidated Balance Sheets as of December 31, 2015 and 2014, (ii) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013, (iii) Consolidated Statements of Comprehensive Loss for the years ended December 31, 2015, 2014 and 2013, (iv) Consolidated Statements of Stockholder's Equity for the years ended December 31, 2015, 2014 and 2013, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013, and (vi) Notes to Consolidated Financial Statements.